Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.managersinvest.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@managersinvest.com. The current prospectus and statement of additional information, dated March 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective

The Managers AMG FQ U.S. Equity Fund’s (“Fund” and “FQ U.S. Equity Fund”) investment objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest, at least $25,000 in the Managers Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 34 of the Fund’s prospectus and “Reductions and Waivers of Sales Charges” on page 50 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or the redemption proceeds)	None (Under $1M)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a

percentage of the value of your investment)

	Class A	Class C	Institutional Class
Management Fee	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.62%	0.62%	0.62%
Total Annual Fund Operating Expenses	1.22%	1.97%	0.97%
Fee Waiver and Expense Reimbursements[1]	(0.18%)	(0.18%)	(0.18%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements	1.04%	1.79%	0.79%

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Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least March 1, 2011, to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.04% for Class A shares, 1.79% for Class C shares, and 0.79% for Institutional Class shares, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

Expense Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2011. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$675	$923	$1,190	$1,952
Class C	$282	$601	$1,046	$2,281
Institutional Class	$81	$291	$519	$1,173

The figures shown above for Class A and Institutional Class shares would be the same whether you sold your shares at the end of a period or kept them. For Class C shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$182	$601	$1,046	$2,281

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 151% of the average value of its portfolio.

SUM001-0310

MANAGERS AMG FQ U.S. EQUITY FUND SUMMARY PROSPECTUS

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers located in the U.S. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. First Quadrant considers issuers to be located in the U.S. if they are organized in the U.S., have their principal place of business in the U.S., or their securities are traded principally in the U.S.

The Fund invests primarily in equity securities (generally common and preferred stocks) of large U.S. companies. As of December 31, 2009, the median market capitalization of the companies held by the Fund was $3.5 billion. Normally, the Fund will invest at least 65% of its total assets in large-cap stocks. The Fund may also use derivatives.

Principal Risks

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Below are some of the risks of investing in the Fund.

Derivatives Risk—complexity and rapidly changing structure of the derivatives market may increase the possibility of market losses.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

Large Capitalization Stock Risk—large-capitalization companies are generally more mature and may not reach the same levels of growth as small- or mid-capitalization companies.

Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Small- and Mid-Capitalization Stock Risk—the stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies.

Performance

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest.com or call 1.800.835.3879.

Calendar Year Total Returns as of 12/31/09

(Institutional Class shares)

Best Quarter: 15.52% (3rd Quarter 2003)

Worst Quarter: –21.77% (4th Quarter 2008)

Average Annual Total Returns1 as of 12/31/09

Managers AMG FQ U.S. Equity Fund	1 Year	5 Years	10 Years	Since Inception
Class A Return Before Taxes	14.22%	—	—	03/01/06 –3.62%
Class C Return Before Taxes	19.32%	—	—	03/01/06 –2.79%
Institutional Class Return Before Taxes	21.72%	1.36%	–0.70%	—
Institutional Class Return After Taxes on Distributions	21.46%	0.07%	–1.65%	—
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	14.46%	0.97%	–0.84%	—
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	28.34%	0.76%	–0.20%	03/01/06 –1.69%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only, and after-tax returns for Class A and Class C shares will vary.

2	Managers Investment Group

MANAGERS AMG FQ U.S. EQUITY FUND SUMMARY PROSPECTUS

Portfolio Management

Investment Manager

Managers Investment Group LLC

Subadvisor

First Quadrant L.P. (“First Quadrant”)

Portfolio Managers

Christopher G. Luck, CFA

Partner & Director of Equity Portfolio Management, First Quadrant; Portfolio Manager of the Fund since 03/06.

Jia Ye

Partner & Chief Investment Strategist, First Quadrant; Portfolio Manager of the Fund since 01/08.

Buying and Selling Fund Shares

Initial Investment Minimum

Class A and Class C

Regular Account: $2,000

Individual Retirement Account: $1,000

Institutional Class

Regular Account: $2,500,000

Individual Retirement Account: $50,000

Additional Investment Minimum

Class A and Class C (all accounts): $100

Institutional Class (all accounts): $1,000

To Place Orders

Mail:

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9769

Providence, RI 02940-9769

Phone: 1.800.548.4539

Transaction Policies

You may sell your shares of the Fund any time, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail, by phone, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Tax Information

The Fund intends to make distributions that are taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Managers Investment Group	3